Cincinnati Bell

Cincinnati Bell
Third Quarter 2011 Results

November 3, 2011

Today's Agenda

Performance Highlights
Jack Cassidy, President & Chief Executive Officer

Review of Wireline, Wireless, IT Services & Hardware
Ted Torbeck, President, Cincinnati Bell Communications

Review of Data Center Colocation
Gary Wojtaszek, President & Chief Executive Officer of CyrusOne

Financial Overview
Kurt Freyberger, Chief Financial Officer

Question & Answer
Cincinnati Bell Management Team

Safe Harbor

This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as "expects," "anticipates," "predicts," "projects," "intends," "plans," "believes," "seeks," "estimates," "continues," "endeavors," "strives," "may," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Non GAAP Financial Measures

This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA and free cash flow (including the Company's definition of these terms) to comparable GAAP financial measures can be found on our website at www.cincinnatibell.com in the Investor Relations section.

Cincinnati Bell℠

Jack Cassidy

President and CEO

Cincinnati Bell

2011 3rd Quarter Highlights –
Continued the momentum from first half of the year

Net Revenue of $369 million is $17 million, or 5%, higher than Q3 2010

Operating Income of $86 million is up 4% year over year and 11% over the prior quarter

Adjusted EBITDA continues to be strong at $133 million

Continued Investment in Data Center Colocation resulting in year over year revenue growth of 18%

Wireline Adjusted EBITDA margin continues to hold steady despite continued access line losses

- Highest quarterly revenue since 2003
- Operating income in the quarter is the second highest since 2008
- Pre-tax gain of $8 million realized from the sale of home security business
- Total of 115,000 units now passed with Fioptics
- Growth from the Fioptics suite of products continues to mitigate the revenue impact of access line losses

Cincinnati Bell℠

2011 3rd Quarter Segment Highlights

Data Center Colocation

- Revenue of $47 million is 18% higher than Q3 2010
- Adjusted EBITDA of $25 million, up 9% from Q3 2010
- 67K sq ft of new space added during the quarter; Utilization rate of 86% at Q3 2011

Wireline

- Continues to deliver solid results, with revenue down just 1% year over year and maintaining high Adjusted EBITDA margin of 48%
- Passed 25,000 units with Fioptics during Q3 2011
- Pre-tax gain of $8 million from sale of home security business

Wireless

- Adjusted EBITDA of $20 million and Adjusted EBITDA margin of 29%
- Postpaid ARPU stable at $50.36 as higher data ARPU fully offsets lower voice ARPU
- Added 5,000 net postpaid smartphone subscribers during the quarter

IT Services & Hardware

- Revenue of $79 million represents second consecutive quarter of growth in revenues this year
- Adjusted EBITDA of $6 million, up $2 million or 68% from prior year
- Adjusted EBITDA margins improved to 8% from 6% in Q3 2010

2011 3rd Quarter Year over Year Change in Revenue

Revenues up $17 million or 5% over 2010

($'s in millions)


$352
($2)
($5)
$16
$7
$1
$369
Q3 2010
Wireline
Wireless
IT Svcs & HW
DC Colocation
Eliminations
Q3 2011

$16 million increase in IT Services and Hardware

- $12 million or 29% increase in Telecom & IT Equipment
- $4 million or 20% increase in Managed Services & Professional Services

$7 million increase in Data Center Colocation

- Data center capacity has increased 19% year over year

($2 million) decrease in Wireline

- Fioptics growth continues to mostly offset lower access line revenue

($5 million) decrease in Wireless

- Fewer postpaid subscribers
- Lower prepaid ARPU

Cincinnati Bell

2011 3rd Quarter Year over Year Change in Adjusted EBITDA

Continues to reflect stable trend



($'s in millions)
$135
($2)
($4)
$2
$2
$ -
$133
Q3 2010
Wireline
Wireless
IT Svcs and HW
DC Colocation
Corporate
Q3 2011

$2 million increase in Data Center Colocation

- Continued growth in this segment spurs higher revenues and Adjusted EBITDA
- Full quarter of CyrusOne in both periods

$2 million increase in IT Services and Hardware on higher revenue

- Drove increase in Adjusted EBITDA margin to 8%

($4 million) decrease in Wireless

- Postpaid subscribers continue to decrease

($2 million) decrease in Wireline

- Growth in Fioptics and cost initiatives largely offset access line loss
- Maintained an Adjusted EBITDA margin of 48%

Ted Torbeck

President of Cincinnati Bell Communications

Wireline Revenue and Adjusted EBITDA

($'s in millions)


Wireline Performance
48%
48%
49%
49%
48%
$185
$89
$183
$88
$184
$90
$185
$90
$183
$87
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Revenue
Adj. EBITDA
Adj. EBITDA Margin


Wireline Adjusted EBITDA Year over Year Changes
$89
($7)
$6
$4
($5)
$87
Q3 2010
Voice Revenue
Revenue from Entertainment, Data & VoIP
Sourcing Savings
Growth Costs and Other
Q3 2011

Stable levels of Revenue and Adjusted EBITDA margin

- Growth in Entertainment, Data, and VoIP products mostly offset lower voice revenue
- Adjusted EBITDA margin holding steady compared to prior quarters at 48%

Adjusted EBITDA decreased only 2% year over year

- Voice revenues declined $7M driven by continued access line losses
- Growth from Fioptics contributed $2M
- Sourcing savings were offset by increases to support growth revenues and other costs

Fioptics Activity


Consumer Entertainment Penetration
11%
23%
29%
31%
1
3
6
12
Months


Total Entertainment Subscribers
(in thousands)
25
28
31
34
38
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Q3 2011 Fioptics subscribers

- 115K units passed; added 25K in Q3
- 38K entertainment subs; added 4K in Q3
- 37K internet subs; added 4K in Q3
- 28K voice subs: added 2K in Q3

Churn of 2.8% for the 2011 year-to-date period

- Despite high concentration in multiple dwelling units (MDUs)

Fioptics consumer monthly ARPU increased to $122 from $114 in Q3 2010

Cincinnati Bell

High-Speed Internet Subscriber Activity

(In thousands)


High-Speed Internet Net Adds
2
2
3
(1)
1
4
4
4
3
4
(2)
(2)
(1)
(4)
(3)
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
DSL Net Adds
Fioptics Net Adds


High-Speed Internet Customers (DSL & Fioptics)
254
256
259
258
259
23
27
31
33
37
231
229
228
225
222
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Fioptics (Including Cable)
DSL

Added 4K Fioptics high-speed internet subscribers during the quarter

259K high-speed internet subs at end of Q3 2011

- Fioptics internet subscribers have grown by approx. 60% from Q3 2010

Churn of high-speed internet subscribers was 2.2%, consistent with Q3 2010

Access Line Loss – Consumer & Business

(In thousands)


Access Line Net Adds
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
(11)
(1)
(12)
(9)
(4)
(13)
(9)
(2)
(11)
(11)
(2)
(13)
(11)
(4)
(15)
Consumer Net Adds
Business Net Adds

7.5% total access line loss

- 7.8% ILEC access line loss, comparable to Q3 2010

2,000 access line equivalents added in Q3 for VoIP customers

- Partly offsets the business access line loss in the quarter
- Including VoIP, access lines and equivalents loss rate was 5.5% in Q3 2011

Access line churn consistent with Q3 2010 at 1.5%

Cincinnati Bell

Wireless Revenue & Adjusted EBITDA


Wireless Performance
($'s in millions)
33%
19%
37%
34%
29%
$73
$70
$71
$70
$68
$24
$13
$26
$24
$20
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Revenue
Adj. EBITDA
Adj. EBITDA Margin


Wireless Customers
(In thousands)
501
509
504
487
472
152
158
162
156
150
349
351
342
331
322
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Prepaid
Postpaid

Postpaid churn improved to 2.1% from 2.3% in Q3 2010 and 2.2% in Q2 2011

Competition continues to put pressure on Wireless revenues

- Service revenue fell by $5 million, or 7%, from Q3 2010 due largely to 8% decline in postpaid subscribers

Adjusted EBITDA Margin at 29%

Postpaid ARPU and Smartphone Customers


Postpaid ARPU
$50.31
$48.87
$48.90
$50.74
$50.36
$12.14
$11.92
$13.33
$14.72
$14.89
$38.17
$36.95
$35.57
$36.02
$35.47
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Voice
Data


Smartphone Customers
(In thousands)
93
105
111
113
120
6
9
14
15
17
87
96
97
98
103
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Postpaid
Prepaid

Postpaid ARPU continues to hold steady

- Postpaid ARPU in Q3 2011 is comparable to both Q3 2010 and Q2 2011
- Year over year increase in Data ARPU of $2.75, or 23%, offsets the 7% decline in voice ARPU

Continued smartphone plan growth

- Year-over-year growth of 29% in smartphone subscriber base
- Postpaid smartphone subscribers now represent 32% of total postpaid subscribers vs 25% in Q3 2010
- 17K prepaid smartphone subscribers at Q3 2011, an increase of over 180% from Q3 2010

Wireless continues to add to its growing line-up of 4G handsets

- Recently launched the HTC Sensation(TM) 4G Smartphone

Prepaid Wireless


Prepaid Service Revenue
($'s in millions)
$13.7
$13.6
$14.2
$13.3
$13.0
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011


Prepaid ARPU
$29.90
$29.38
$29.52
$27.71
$28.48
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Prepaid subscribers decreased by 2% from Q3 2010

Prepaid ARPU improved 3% from the prior quarter but declined 5% from Q3 2010

- Competitive pressure continues to impact prepaid ARPU
- Customers are migrating to lower priced plans
- 10% year over year increase in prepaid Data ARPU partially offsets the decline in prepaid voice ARPU

IT Services and Hardware

($'s in millions)


Revenue
$63
$78
$70
$76
$79
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011


Adjusted EBITDA
6%
9%
8%
5%
8%
$4
$7
$5
$4
$6
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Adj. EBITDA
Adj. EBITDA Margin

Revenue increased 26% over prior year

- Year over year increase of $12 million, or 29%, in Telecom & IT Equipment
- Year over year increase of $4 million, or 20%, in Managed and Professional Services

Adjusted EBITDA increased by $2 million, or 68%, year over year

Cincinnati Bell

Gary Wojtaszek

President and CEO of CyrusOne

Data Center Colocation
Revenue and Adjusted EBITDA

($ in millions)


Data Center Colocation Performance
57%
58%
55%
57%
53%
$40
$23
$41
$24
$43
$24
$45
$26
$47
$25
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Revenue
Adj. EBITDA
Adj. EBITDA Margin

Revenue of $47 million in the quarter increased 18% year over year

Adjusted EBITDA of $25 million reflects a year over year increase of 9%

Adjusted EBITDA margin of 53%

- Lower margin due largely to higher costs associated with business expansion plans

Cincinnati Bell

Data Center Utilization Update


Data Center Capacity
(sq ft in thousands)
87%
88%
90%
90%
86%
83
76
68
69
106
538
563
591
600
630
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
at quarter end
Utilized
Available

Completed construction on 67k square feet of space in the quarter

- Available capacity increased by 10% to 736k sq ft from the prior quarter
- Sold 30k sq ft of space during the quarter
- Quarter-end utilization at 86%
- London facility came online in Q3

Data Center Capital Spending since CyrusOne Acquisition

Cincinnati Bell



($ in millions)
$16
$9
$22
$14
$41
$102
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Cumulative Spending Q3 2011
Capital Spending

Over $100M of capital spent in the last 5 quarters

Completed construction on approx. 115k sq ft of new space since the acquisition of CyrusOne

Plans are underway to add approx. 30k sq ft of new space in Q4 2011

- Took delivery in Q4 2011 of 3,200 sq ft. facility in Singapore
- Construction is on-going at facilities in Austin and Houston

Cincinnati Bell℠

Kurt Freyberger

Chief Financial Officer

Cincinnati Bell

Q3 2011 and 2010 Income Statement

(Unaudited, $'s in millions except per share amounts)

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Change $	Change %
Revenue	$ 368.8	$ 351.9	$ 16.9	5%
Costs and expenses				
Cost of services and products	174.6	152.8	21.8	14%
Selling, general and administrative	66.5	68.3	(1.8)	(3%)
Depreciation and amortization	49.1	48.2	0.9	2%
Gain on sale of assets	(8.4)	-	(8.4)	n/m
Acquisition costs	0.7	-	0.7	n/m
Operating income	86.3	82.6	3.7	4%
Interest expense	53.3	52.0	1.3	3%
Income before income taxes	33.0	30.6	2.4	8%
Income tax expense	15.4	16.1	(0.7)	(4%)
Net income	17.6	14.5	3.1	21%
Preferred stock dividends	2.6	2.6	-	n/m
Net income applicable to common shareowners	$ 15.0	$ 11.9	$ 3.1	26%
Basic earnings per common share	$ 0.08	$ 0.06		
Diluted earnings per common share	$ 0.07	$ 0.06		

Diluted Earnings Per Share


$0.06
$0.07
$0.19
$0.21
Q3 2010
Q3 2011
YTD 2010
YTD 2011

Repurchased 3.2 million shares of common stock in the quarter for $10 million

Diluted EPS of $0.07 in Q3 2011 compared to $0.06 in Q3 2010

- Net income applicable to common shareowners up 26% compared to 2010
- Gain on sale of home security business of $8 million

Diluted EPS of $0.21 in YTD 2011 compared to $0.19 in YTD 2010

- Net income applicable to common shareowners up 5% compared to 2010
- Various non-recurring charges incurred in 2010

Q3 2011 Free Cash Flow

($'s in millions)



$33
$10
($31)
($2)
($1)
($4)
$5
Q3 2010 FCF
Interest Payments
Capex
Adjusted EBITDA
Pension and Postretirement Payments
Other Working Capital
Q3 2011 FCF

FCF of $5M decreased $28M year over year

- Higher capital expenditures due to acceleration of data center expansion plans, expected to continue in Q4 2011
- Lower interest payments due to timing of cash payments following the refinancing of a Term Loan in Q4 2010
- FCF excludes proceeds from sale of home security business

Cash on Hand and Borrowing Capacity

Liquidity at September 30, 2011

($ in millions)

Cash and cash equivalents	$	91
Capacity under the Corporate credit facility		210
Capacity under the Receivables facility		80
	$	381

90% of our maturities are in 2017 and beyond[(a)]

(a) Excludes capital lease obligations and unamortized call premiums on terminated interest rate swaps.

Cincinnati Bell

2011 Guidance Reaffirmed

Category	2011 Guidance
Revenue	$ 1.4 billion
Adjusted EBITDA*	Approx. $545 million
Free Cash Flow	Approx. $5 million

* Plus or minus 2 percent; reflects 2011 definition of Adjusted EBITDA